DEPARTMENT OF CORRECTION                STATE OF NORTH CAROLINA
PURCHASING SECTION
4227 MAIL SERVICE CENTER                PURCHASE ORDER      PAGE
RALEIGH, NC                             --------------      ----
     27699-4227                         4250016451            1
                                                            CORRECT PURCHASE ORDER AND
------------------------------          BLANKET RELEASE     STOCK NUMBERS MUST APPEAR ON
NC DEPARTMENT OF CORRECTION             ---------------     ALL PACKAGES, INVOICES, SHIPPING
PH 919-716-3300                                             PAPERS AND CORRESPONDENCE.
2020 YONKERS RD                         CHANGE NOTICE       PACKING SLIPS MUST ACCOMPANY
4220 MAIL SERVICE CENTER                -------------       ALL SHIPMENTS.
RALEIGH, NC                             CHANGE #: 1
               27699-4220                                   SEE REVERSE SIDE
------------------------------                              FOR ADDITIONAL
                                                            INSTRUCTIONS

TO:                                     SHIP TO:
UNITED STATES MEDICAL GROUP OF          DIV. OF PRISONS ADMIN.   2005
1405 S. ORANGE AVE                      NC DEPARTMENT OF CORRECTION
FLORIDA
ORLANDO FL  32806                       831 WEST MORGAN STREET
                                        RALEIGH, NC
                                             27603-0940  919-733-3226

DATE PRINTED        TERMS OF SALE       TAX CERTIFICATION NUMBER      TAX
--------------------------------------------------------------------------------
6/28/2000              NET 30                                               0.00
--------------------------------------------------------------------------------
SHIP VIA               F.O.B.               FREIGHT TERMS        ADDITIONAL COST
--------------------------------------------------------------------------------
BEST WAY           DESTINATION               PREPAID                        0.00
--------------------------------------------------------------------------------
LINE  QUANTITY     VOM      ITEM NUMBER      UNIT PRICE           AMOUNT
      DUE DATE
--------------------------------------------------------------------------------
REQUISITION 4250016451 AUTHORIZED ADDITIONAL NURSING
STAFF TO ACCOMODATE AN INCREASE IN SURGERIES AT THE
MOBILE UNIT. CONTRACT INCORPORATES TERMS INACCORDANCE
TO LETTER SIGNED BY VENDOR 05/16/00. DATE OF CHANGE IS
FROM 07/01/2000 TO 06/30/2001 FOR THE SUM NO GREATER
THAN $21,000 PER YEAR FOR THE ADDITIONAL NURSE.
THIS PURCHASE ORDER IS ISSUED IN CONJUNCTION WITH IFB#
4200283, MOBILE OPERATING ROOM/SVC, P&C*802779.

THIS IS A ONE YEAR AGREEMENT WITH THE OPTION TO
RENEW AN ADDITIONAL FOUR YEARS IN ONE YEAR INCREMENTS.

THE EFFECTIVE DATE OF THIS AGREEMENT IS ON OR ABOUT
OCTOBER 15, 1999 THROUGH OCTOBER 14, 2000.

0001      1         EA    G21864            1,061,005.00000        1,061,005.00
     11/01/1998
     OPERATING ROOM TRUCK FOR CP

     FISCAL YEAR OCTOBER 15, 1999 THROUGH JUNE 30, 2000.

0003      1         EA    GN94855           1,512,720.00000        1,512,720.00
     06/30/2001
     OPERATION OF SURGICAL MOBILE TRUCK AT CP

REQUISITION 4250024911 AUTHORIZED ADDITION AND EXERCISE
OF OPTION YEAR 1 WHICH BEGINS IN OCTOBER 2000 ALL TERMS
AND CONDITIONS REMAIN THE SAME WITH IFB 42000283
                              PREVIOUS PO TOTAL ==>       1,533,720.00
                              PO NET CHANGE (+) ==>       1,061,005.00

                                                                    2,594,725.00
                                                                    ------------
                                                                         TOTAL

REMARKS:
BUYER: JOHN OUTEN
PHONE: 919-716-3250
                                             By: /S/ John Outen
                                                -----------------------
                                                 AUTHORIZED SIGNATURE